UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07489

Oppenheimer International Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 11/28/2014

Item 1. Reports to Stockholders.

Annual Report 11/30/2014

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer International Growth Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/28/14*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI AC World ex-U.S. Index
1-Year	-1.95%	-7.59%	0.61%
5-Year	9.31	8.02	5.64
10-Year	8.04	7.41	5.96

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*November 28, 2014, was the last business day of the Fund’s fiscal year. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through November 30, 2014.

2	OPPENHEIMER INTERNATIONAL GROWTH FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of -1.95% during the reporting period. In comparison, the Fund’s benchmark, the MSCI AC World ex-U.S. Index (the “Index”), returned 0.61% during the same period. On a sector basis, the Fund underperformed the Index primarily due to weaker relative stock selection in the health care, industrials, utilities and information technology sectors. An overweight position in industrials and an underweight position in utilities also detracted from performance. The Fund outperformed the Index in the materials, consumer discretionary, consumer staples and financials sectors. Stock selection benefited the relative performance of the Fund in these sectors, as did an underweight position in materials and an overweight position in consumer discretionary.

MARKET OVERVIEW

Global equity markets were choppy for the one-year reporting period. U.S. equities were among the top performing asset classes this reporting period, outperforming foreign equities, including those domiciled in Europe, Japan and emerging markets.

In the U.S., the Federal Reserve (“Fed”) began tapering its most recent quantitative easing (“QE”) program in January 2014 and completed the process (thereby ending the program’s purchases) at the end of October. The Fed reduced its monthly bond purchases in steady $10 billion increments, which helped reduced market volatility and enabled investors to prepare for a post-QE market environment. While the U.S. equity market faced volatility early in 2014 due to weak first

        COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3	OPPENHEIMER INTERNATIONAL GROWTH FUND

quarter data partially attributed to cold weather effects across much of the country, and again in September, it generally produced positive results and ended the reporting period at record levels. Economic data in the U.S. was positive in the second and third quarters of 2014, with Gross Domestic Product (“GDP”) growing at 4.6% and an estimated 3.9%, respectively.

Outside of the U.S., the positive data points that had emerged in Europe in 2013 and early 2014 largely reversed themselves later in the reporting period and the European Central Bank (the “ECB”) came under even greater pressure to provide a credible plan to boost growth and avoid deflation. In response, the ECB adopted a number of policies designed to stimulate growth. In Japan, which has been mired in economic weakness for years, the Abe administration has adopted even more aggressive economic policies with the Bank of Japan (the “BoJ”) executing a massive QE program. However, the results have not been particularly impressive, with that economy slipping back into recession in the third quarter of 2014 following the consumption tax increase. Emerging markets’ economic growth was mixed, as certain regions like Eastern Europe and the Middle East remained burdened by geopolitical turmoil. Many commodity producing emerging market economies also struggled as prices for most commodities fell. Countries like India and Indonesia have benefited from business-friendly new administrations.

Relative U.S. economic stability compared to weakening growth prospects elsewhere in the world resulted in the U.S. dollar rallying strongly against most major currencies, including the euro and Japanese yen.

FUND REVIEW

During the reporting period, top performing stocks included ICICI Bank Ltd., Hoya Corp. and Carnival Corp. ICICI Bank is the largest private sector bank in India, a country where about half the banking sector is state-owned. In an environment where the public sector banks are inadequately capitalized for the level of non-performing loans on their books and the government’s ability to continually inject new capital is impaired as a result of its financial position, ICICI has the potential to grow faster with less competition. ICICI’s checking and savings deposits are growing, and its asset quality can improve with GDP growth as can loan growth. Additionally, the election of Narendra Modi as the new Prime Minister of India was greeted with great optimism and boosted Indian equities this reporting period. Hoya, based in Japan, is a leading optical product manufacturer. It has two core business segments: information technology (electronics and imaging) and life care (endoscopes, eyeglass lenses and contact lenses). The company benefited from strong sales of semiconductor and LCD products during the period. We continue to like the long-term structural growth opportunities for the company. Carnival is the market leader in the global cruise industry with close to 45% in market share. The

4	OPPENHEIMER INTERNATIONAL GROWTH FUND

company reported strong financial results, driven by higher onboard spending and increased demand for Asia cruises during the period. Its results also pointed to strong momentum going into 2015. Carnival still has very attractive growth opportunities available. Penetration rates of cruising within the global leisure industry are still quite low but growing. More modern ships have improved both the perception and reality of the cruise experience. This, along with an increasingly attractive cost/value equation has made cruising more appealing to a broader demographic.

Detractors from performance included Yoox SpA, Rolls-Royce Holdings plc and APR Energy plc. Yoox is an Italian-based online fashion mart offering products from high end designers worldwide. They also run the e-commerce efforts for a number of their brands. Weaker luxury goods consumption, particularly in China, negatively impacted Yoox during the period. Rolls-Royce Holdings, based in the U.K. is one of the world’s largest aircraft engine makers. The company reported disappointing results during the reporting period in part due to weakness in the defense segment. The company’s management also had issues with communication during the period which added to the weakness. We continue to focus on the long term structural growth opportunities for the company. U.K.-based APR Energy provides cost-efficient electricity on a fast-track basis to customers worldwide. APR issued a profit warning in a period where it faced increasing geopolitical uncertainty. The company also suspended electricity generation in Libya due to unfinished paperwork by the government. We exited our position.

STRATEGY & OUTLOOK

Our philosophy remains unchanged at period end. We take a bottom-up approach, seeking high-quality companies that are exposed to, and able to monetize durable, secular growth trends. We are long-term investors with an average holding period in excess of five years.

While some investors have reacted negatively to the decline of the euro against the U.S. dollar this reporting period, the currency’s weakness is not necessarily a negative for European companies. For European exporters, a weaker euro could be a boon, making them much more competitive in the global market and improving earnings growth.

As the markets continue to gyrate around the macro, we continue to focus on the micro. One of the benefits of the low growth environment is that as governments work to make their economies more efficient and flexible, companies have been able to restructure in ways that they not able to before. Many companies in Europe have used this as an opportunity to get lean – shedding unproductive businesses or realigning the labor force. We believe there is ample opportunity to invest in high-quality

5	OPPENHEIMER INTERNATIONAL GROWTH FUND

companies that can benefit from long-term global trends and that are well-positioned to benefit from a pick-up in the business cycle when it comes.

George R. Evans, CFA Portfolio Manager	Robert B. Dunphy, CFA Portfolio Manager

6	OPPENHEIMER INTERNATIONAL GROWTH FUND

Top Holdings and Allocations*

TOP TEN COMMON STOCK HOLDINGS

Continental AG	1.6%
BT Group plc, Cl. A	1.5
SAP SE	1.5
Dollarama, Inc.	1.5
Roche Holding AG	1.5
Burberry Group plc	1.4
Novo Nordisk AS, Cl. B	1.4
Boskalis Westminster NV	1.4
Heineken NV	1.4
Syngenta AG	1.4

Portfolio holdings and allocations are subject to change. Percentages are as of November 28, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United Kingdom	22.9%
Switzerland	15.1
France	11.4
Germany	8.4
Netherlands	7.3
Japan	4.5
Spain	4.5
United States	3.7
Canada	3.2
Sweden	3.1

Portfolio holdings and allocation are subject to change. Percentages are as of November 28, 2014, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of November 28, 2014, and are based on the total market value of investments.

*November 28, 2014, was the last business day of the Fund’s fiscal year. See Note 2 of the accompanying Notes to Financial Statements.

7	OPPENHEIMER INTERNATIONAL GROWTH FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/28/14

	Inception Date	1-Year	5-Year	10-Year
Class A (OIGAX)	3/25/96	-1.95%	9.31%	8.04%
Class B (IGRWX)	3/25/96	-2.70%	8.46%	7.54%
Class C (OIGCX)	3/25/96	-2.68%	8.50%	7.24%
Class I (OIGIX)	3/29/12	-1.51%	10.45% *	N/A
Class R (OIGNX)	3/1/01	-2.19%	9.04%	7.75%
Class Y (OIGYX)	9/7/05	-1.71%	9.74%	7.62% *

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/28/14

	Inception Date	1-Year	5-Year	10-Year
Class A (OIGAX)	3/25/96	-7.59%	8.02%	7.41%
Class B (IGRWX)	3/25/96	-7.56%	8.17%	7.54%
Class C (OIGCX)	3/25/96	-3.65%	8.50%	7.24%
Class I (OIGIX)	3/29/12	-1.51%	10.45% *	N/A
Class R (OIGNX)	3/1/01	-3.17%	9.04%	7.75%
Class Y (OIGYX)	9/7/05	-1.71%	9.74%	7.62% *

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the MSCI AC World ex-U.S. Index, which is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative

8	OPPENHEIMER INTERNATIONAL GROWTH FUND

purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9	OPPENHEIMER INTERNATIONAL GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 28, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 28, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	OPPENHEIMER INTERNATIONAL GROWTH FUND

Actual	Beginning Account Value June 1, 2014	Ending Account Value November 28, 2014	Expenses Paid During 6 Months Ended November 28, 2014
Class A	$1,000.00	$925.80	$5.51
Class B	1,000.00	922.30	9.20
Class C	1,000.00	922.20	9.15
Class I	1,000.00	927.90	3.35
Class R	1,000.00	924.60	6.70
Class Y	1,000.00	927.10	4.31

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.09	5.77
Class B	1,000.00	1,015.27	9.64
Class C	1,000.00	1,015.32	9.59
Class I	1,000.00	1,021.32	3.51
Class R	1,000.00	1,017.85	7.03
Class Y	1,000.00	1,020.33	4.52

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 28, 2014 are as follows:

Class	Expense Ratios
Class A	1.15%
Class B	1.92
Class C	1.91
Class I	0.70
Class R	1.40
Class Y	0.90

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS November 28, 2014*

	Shares	Value

Common Stocks—97.2%

Consumer Discretionary—23.9%

Auto Components—2.7%
Continental AG	1,400,358	$294,708,109

Valeo SA	1,586,365	195,524,847

		490,232,956

Automobiles—1.2%
Bayerische Motoren Werke AG	1,955,117	223,625,788

Diversified Consumer Services—0.7%
Dignity plc[1]	4,534,461	119,823,092

Hotels, Restaurants & Leisure—3.6%
Carnival Corp.	5,676,270	250,664,083

Domino’s Pizza Group plc[1]	16,433,847	178,559,551

William Hill plc	41,074,714	214,904,467

		644,128,101

Household Durables—0.8%
SEB SA	1,770,857	144,697,618

Internet & Catalog Retail—1.1%
Ctrip.com International Ltd., ADR[2]	1,541,140	83,344,851

Yoox SpA[1,2]	5,154,268	123,378,648

		206,723,499

Media—4.3%
Grupo Televisa SAB, Sponsored ADR	5,536,490	206,787,902

ProSiebenSat.1 Media AG	2,645,285	113,006,102

SES SA	5,387,020	200,579,491

Sky plc	14,650,409	213,278,902

Zee Entertainment Enterprises Ltd.	8,197,109	50,323,029

		783,975,426

Multiline Retail—2.3%
Dollarama, Inc.	5,717,760	267,818,498

Hudson’s Bay Co.	6,929,700	146,420,884

		414,239,382

Specialty Retail—1.0%
Inditex SA	6,204,670	180,665,279

Textiles, Apparel & Luxury Goods—6.2%
Burberry Group plc	10,153,222	261,604,517

Cie Financiere Richemont SA	2,285,267	214,829,502

	Shares	Value

Textiles, Apparel & Luxury Goods (Continued)

Kering	640,100	$132,382,181

LVMH Moet Hennessy Louis Vuitton SA	842,610	151,603,012

Prada SpA	28,510,100	184,415,528

Swatch Group AG (The)	373,840	184,583,715

		1,129,418,455

Consumer Staples—11.1%

Beverages—2.9%
Diageo plc	4,243,748	131,280,089

Heineken NV	3,246,292	255,309,217

Pernod Ricard SA	1,124,162	133,392,854

		519,982,160

Food & Staples Retailing—1.2%
CP ALL PCL	164,254,700	220,094,795

Food Products—5.2%
Aryzta AG2	3,050,097	243,121,111

Barry Callebaut AG2	142,738	152,737,333

Danone SA	2,309,965	163,223,746

Saputo, Inc.	5,649,362	163,717,414

Unilever plc	5,506,254	232,638,168

		955,437,772

Household Products—1.1%
Reckitt Benckiser Group plc	2,500,654	205,283,575

Tobacco—0.7%
Swedish Match AB	3,530,295	121,969,977

Energy—1.9%

Energy Equipment & Services—0.8%
Schoeller-Bleckmann Oilfield Equipment AG	666,134	52,640,487

Technip SA	1,522,122	99,136,785

		151,777,272

Oil, Gas & Consumable Fuels—1.1%
Koninklijke Vopak NV	3,989,273	200,415,301

Financials—4.4%

Capital Markets—2.3%
ICAP plc[1]	33,506,054	217,877,054

Tullett Prebon plc	10,749,054	42,385,759

UBS Group AG2	8,851,138	159,013,455

		419,276,268

12	OPPENHEIMER INTERNATIONAL GROWTH FUND

	Shares	Value

Commercial Banks—1.0%
ICICI Bank Ltd., Sponsored ADR	3,001,800	$176,776,002

Insurance—1.1%
Prudential plc	8,305,131	200,661,397

Health Care—9.7%

Biotechnology—2.3%
CSL Ltd.	3,158,000	221,665,504

Grifols SA	4,192,401	186,793,473

		408,458,977

Health Care Equipment & Supplies—3.3%
DiaSorin SpA[1]	3,272,661	134,369,180

Essilor International SA	1,293,426	145,071,760

Sonova Holding AG	1,392,170	210,322,573

William Demant Holding AS2	1,543,656	110,789,507

		600,553,020

Health Care Providers & Services—0.4%
Sonic Healthcare Ltd.	5,430,306	80,688,840

Health Care Technology—0.1%
CompuGroup Medical AG	640,071	16,938,406

Pharmaceuticals—3.6%
Galenica AG	157,010	133,586,669

Novo Nordisk AS, Cl. B	5,658,363	257,370,335

Oxagen Ltd.[2,3]	214,287	3,351

Roche Holding AG	890,964	266,489,831

		657,450,186

Industrials—22.3%

Aerospace & Defense—2.7%
Airbus Group NV	2,876,453	174,979,168

Embraer SA	13,896,746	128,085,103

Rolls-Royce Holdings plc[2]	14,742,387	194,152,085

		497,216,356

Air Freight & Couriers—0.5%
Royal Mail plc	14,017,895	91,480,905

Commercial Services & Supplies—3.0%
Aggreko plc	7,077,067	169,289,484

Edenred	6,300,032	181,863,774

	Shares	Value

Commercial Services & Supplies (Continued)

Prosegur Cia de Seguridad SA1	33,462,250	$198,231,502

		549,384,760

Construction & Engineering—2.4%
Boskalis Westminster NV	4,581,368	256,970,585

Leighton Holdings Ltd.	6,662,390	114,217,966

Trevi Finanziaria Industriale SpA[1]	20,097,065	69,002,202

		440,190,753

Electrical Equipment—3.7%
ABB Ltd.[2]	7,808,785	175,344,559

Legrand SA	3,332,030	174,544,917

Nidec Corp.	1,693,370	112,358,258

Schneider Electric SE	2,496,760	204,052,017

		666,299,751

Machinery—3.4%
Aalberts Industries NV1	8,282,724	232,291,262

Atlas Copco AB, Cl. A	8,056,375	232,465,165

Weir Group plc (The)	5,321,470	155,735,620

		620,492,047

Professional Services—2.9%
Experian plc	10,977,203	173,633,773

Intertek Group plc	4,924,520	179,473,996

SGS SA	76,170	164,774,347

		517,882,116

Trading Companies & Distributors—3.7%
Brenntag AG	3,277,125	180,395,180

Bunzl plc	8,565,980	238,820,425

Wolseley plc	4,381,109	245,475,370

		664,690,975

Information Technology—15.2%

Communications Equipment—1.2%
Telefonaktiebolaget LM Ericsson, Cl. B	16,616,801	209,329,480

Electronic Equipment, Instruments, & Components—2.5%
Hoya Corp.	5,624,410	200,054,915

Keyence Corp.	352,321	163,115,707

Spectris plc	2,973,942	87,562,210

		450,732,832

13	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Internet Software & Services—2.7%
Telecity Group plc	8,108,879	$102,769,068

United Internet AG, Cl. REG	5,068,541	223,341,691

Yahoo Japan Corp.	43,783,800	159,917,903

		486,028,662

IT Services—1.3%
Amadeus IT Holding SA, Cl. A	6,081,876	241,736,995

Semiconductors & Semiconductor Equipment—1.5%
ARM Holdings plc	5,964,920	85,007,970

Infineon Technologies AG	19,077,174	186,965,415

		271,973,385

Software—5.3%
Aveva Group plc	3,016,724	67,997,916

Dassault Systemes SA	2,828,206	184,813,981

Gemalto NV	2,306,927	196,092,797

Sage Group plc (The)	17,088,876	108,632,725

SAP SE	3,876,827	273,351,231

Temenos Group AG	3,515,715	124,099,235

		954,987,885

Technology Hardware, Storage & Peripherals—0.7%
Lenovo Group Ltd.	96,794,000	136,008,882

Materials—4.5%

Chemicals—3.7%
Essentra plc[1]	18,215,196	214,655,701

Sika AG	53,001	201,608,856

Syngenta AG	774,091	255,010,484

		671,275,041

Construction Materials—0.8%
James Hardie Industries plc	13,757,100	141,359,412

Telecommunication Services—4.2%

Diversified Telecommunication Services—4.2%
BT Group plc, Cl. A	42,817,779	274,232,761

Iliad SA	607,640	149,262,265

Inmarsat plc	12,425,947	154,228,703

Nippon Telegraph & Telephone Corp.	3,361,300	179,450,937

		757,174,666

	Shares	Value

Utilities—0.0%

Independent Power and Renewable Electricity Producers—0.0%
APR Energy plc	72,029	$340,335

Total Common Stocks (Cost $14,817,907,710)		17,641,878,782

Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $843,860)	172,139,289	2,413,362

	Units

Rights, Warrants and Certificates—0.0%

Ceres, Inc., Series F Wts., Strike Price $19.50, Exp. 9/6/15[2,3]	126,666	—

MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17[2]	1,118,385	374,883

Total Rights, Warrants and Certificates (Cost $264,716)		374,883

	Shares

Investment Company—2.3%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[1,4] (Cost $413,638,127)	413,638,127	413,638,127

Total Investments, at Value (Cost $15,232,654,413)	99.5%	18,058,305,154

Net Other Assets (Liabilities)	0.5	96,838,960

Net Assets	100.0%	$18,155,144,114

14	OPPENHEIMER INTERNATIONAL GROWTH FUND

Footnotes to Statement of Investments

* November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended November 28, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares November 29, 2013 [a]	Gross Additions	Gross Reductions	Shares November 28, 2014 [a]
Aalberts Industries NV	7,035,151	1,247,573	—	8,282,724
APR Energy plc[b]	5,134,054	—	5,062,025	72,029
DiaSorin SpA	2,869,019	403,642	—	3,272,661
Dignity plc	4,597,873	348,812	412,224 [c]	4,534,461
Domino’s Pizza Group plc	13,699,467	2,734,380	—	16,433,847
Essentra plc	13,080,031	9,359,272	4,224,107	18,215,196
ICAP plc	24,865,295	8,640,759	—	33,506,054
Novogen Ltd.	8,330,223	—	8,330,223	—
Oppenheimer Institutional Money Market Fund, Cl. E	443,187,500	3,870,316,216	3,899,865,589	413,638,127
Prosegur Cia de Seguridad SA	23,076,814	10,385,436	—	33,462,250
Schoeller-Bleckmann Oilfield Equipment AGb	804,134	39,278	177,278	666,134
Trevi Finanziaria Industriale SpA	8,996,150	11,100,915	—	20,097,065
Tyrian Diagnostics Ltd.	119,498,536	—	119,498,536	—
Tyrian Diagnostics Ltd. Wts., Strike Price 0.012AUD, Exp. 12/20/13	11,949,853	—	11,949,853	—
Yoox SpA	3,747,784	1,406,484	—	5,154,268

		Value	Income	Realized Loss
Aalberts Industries NV		$232,291,262	$3,388,196	$—
APR Energy plc[b]		— [d]	845,730	33,330,180
DiaSorin SpA		134,369,180	1,838,446	—
Dignity plc		119,823,092	10,997,084	—
Domino’s Pizza Group plc		178,559,551	4,561,931	—
Essentra plc		214,655,701	4,340,318 [e]	9,625,935
ICAP plc		217,877,054	11,211,861 [e]	—
Novogen Ltd.		—	—	9,714,570
Oppenheimer Institutional Money Market Fund, Cl. E		413,638,127	483,794	—
Prosegur Cia de Seguridad SA		198,231,502	3,465,912	—
Schoeller-Bleckmann Oilfield Equipment AGb		— [d]	1,315,375	4,731,516
Trevi Finanziaria Industriale SpA		69,002,202	1,351,544	—
Tyrian Diagnostics Ltd.		—	—	4,676,376
Tyrian Diagnostics Ltd. Wts., Strike Price 0.012AUD, Exp. 12/20/13		—	—	—
Yoox SpA		123,378,648	—	—

Total		$1,901,826,319	$43,800,191	$62,078,577

a. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

b. No longer an affiliate as of November 28, 2014.

c. All or a portion are the result of a corporate action.

d. The security is no longer an affiliate; therefore, the value has been excluded from this table.

e. All or a portion of the transitions were the result of non-cash dividends.

15	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

2. Non-income producing security.

3. Restricted security. The aggregate value of restricted securities as of November 28, 2014 was $3,351, which represents less than 0.005% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Depreciation
Ceres, Inc., Series F Wts., Strike Price $19.50, Exp. 9/6/15	9/5/07	$—	$—	$—
Oxagen Ltd.	12/20/00	2,210,700	3,351	2,207,349

		$2,210,700	$3,351	$2,207,349

4. Rate shown is the 7-day yield as of November 28, 2014.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$4,142,339,489	22.9%
Switzerland	2,730,997,041	15.1
France	2,059,569,757	11.4
Germany	1,512,331,922	8.4
Netherlands	1,316,058,329	7.3
Japan	814,897,721	4.5
Spain	807,427,249	4.5
United States	665,017,428	3.7
Canada	577,956,797	3.2
Sweden	563,764,622	3.1
Italy	511,165,558	2.8
Australia	416,572,310	2.3
Denmark	368,159,842	2.0
Ireland	314,993,185	1.8
India	229,512,393	1.3
Thailand	220,094,795	1.2
China	219,353,733	1.2
Mexico	206,787,902	1.2
Luxembourg	200,579,491	1.1
Brazil	128,085,103	0.7
Austria	52,640,487	0.3

Total	$18,058,305,154	100.0%

Glossary:

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

AUD     Australian Dollar

See accompanying Notes to Financial Statements.

16	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES November 28, 20141

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $13,661,790,489)	$16,156,478,835
Affiliated companies (cost $1,570,863,924)	1,901,826,319

18,058,305,154

Cash	16,138,254

Cash—foreign currencies (cost $91,156)	91,156

Receivables and other assets:
Shares of beneficial interest sold	48,808,367
Dividends	38,334,963
Investments sold	22,218,126
Other	383,584

Total assets	18,184,279,604

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	26,401,409
Distribution and service plan fees	1,144,022
Trustees’ compensation	586,832
Foreign capital gains tax	273,224
Shareholder communications	36,966
Other	693,037

Total liabilities	29,135,490

Net Assets	$18,155,144,114

Composition of Net Assets
Paid-in capital	$15,292,114,314

Accumulated net investment income	191,386,578

Accumulated net realized loss on investments and foreign currency transactions	(152,313,020)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,823,956,242

Net Assets	$18,155,144,114

1. November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

17	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,726,302,062 and 129,650,115 shares of beneficial interest outstanding)	$36.45
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$38.67

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $23,057,910 and 665,210 shares of beneficial interest outstanding)	$34.66

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $498,041,303 and 14,438,437 shares of beneficial interest outstanding)	$34.49

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $3,763,545,771 and 103,314,059 shares of beneficial interest outstanding)	$36.43

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $369,630,045 and 10,323,466 shares of beneficial interest outstanding)	$35.80

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $8,774,567,023 and 241,325,019 shares of beneficial interest outstanding)	$36.36

See accompanying Notes to Financial Statements.

18	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended November 28, 20141

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $22,128,807)	$318,789,995
Affiliated companies (net of foreign withholding taxes of $2,655,813)	43,800,191

Interest	183,871

Total investment income	362,774,057

Expenses
Management fees	110,616,693

Distribution and service plan fees:
Class A	12,151,065
Class B	274,827
Class C	4,697,557
Class R2	1,697,291

Transfer and shareholder servicing agent fees:
Class A	10,741,518
Class B	60,676
Class C	1,034,557
Class I	905,561
Class R2	748,627
Class Y	17,930,283

Shareholder communications:
Class A	422,424
Class B	5,604
Class C	30,536
Class I	7,725
Class R2	6,862
Class Y	410,569

Custodian fees and expenses	1,713,443

Trustees’ compensation	265,215

Other	774,936

Total expenses	164,495,969
Less reduction to custodian expenses	(2,037)
Less waivers and reimbursements of expenses	(588,783)

Net expenses	163,905,149

Net Investment Income	198,868,908

1. November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

19	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies	$74,398,842
Affiliated companies	(62,078,577)
Foreign currency transactions	(1,165,647)

Net realized gain	11,154,618

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $273,224)	308,567,047
Translation of assets and liabilities denominated in foreign currencies	(991,029,326)

Net change in unrealized appreciation/depreciation	(682,462,279)

Net Decrease in Net Assets Resulting from Operations	$(472,438,753)

See accompanying Notes to Financial Statements.

20	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]
Operations
Net investment income	$198,868,908	$122,440,596
Net realized gain	11,154,618	190,221,124
Net change in unrealized appreciation/depreciation	(682,462,279)	1,864,127,262
Net increase (decrease) in net assets resulting from operations	(472,438,753)	2,176,788,982
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(29,041,523)	(28,313,862)
Class B	—	(70,269)
Class C	(1,063,895)	(907,873)
Class I	(23,738,945)	(1,742,830)
Class R2	(1,548,448)	(1,415,862)
Class Y	(63,514,365)	(64,590,928)
	(118,907,176)	(97,041,624)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	996,017,308	880,597,437
Class B	(7,643,153)	(8,153,052)
Class C	147,973,437	107,231,802
Class I	2,005,118,031	1,574,830,717
Class R2	108,745,192	69,894,875
Class Y	2,358,107,607	1,158,187,341
	5,608,318,422	3,782,589,120
Net Assets
Total increase	5,016,972,493	5,862,336,478
Beginning of period	13,138,171,621	7,275,835,143

End of period (including accumulated net investment income of $191,386,578 and $109,240,467, respectively)	$18,155,144,114	$13,138,171,621

1. November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

21	OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class A	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$37.45	$30.43	$26.43	$25.75	$24.27

Income (loss) from investment operations:
Net investment income[2]	0.38	0.36	0.35	0.23	0.18
Net realized and unrealized gain (loss)	(1.11)	7.02	3.85	0.59	1.45

Total from investment operations	(0.73)	7.38	4.20	0.82	1.63

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.36)	(0.20)	(0.14)	(0.15)

Net asset value, end of period	$36.45	$37.45	$30.43	$26.43	$25.75

Total Return, at Net Asset Value[3]	(1.95)%	24.52%	16.06%	3.16%	6.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,726,302	$3,903,102	$2,388,159	$1,663,354	$1,554,785

Average net assets (in thousands)	$4,897,214	$3,048,384	$1,762,405	$1,730,811	$1,474,415

Ratios to average net assets:[4]
Net investment income	1.02%	1.05%	1.25%	0.83%	0.73%
Total expenses[5]	1.14%	1.21%	1.45%	1.36%	1.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.14%	1.20%	1.28%	1.32%	1.34%

Portfolio turnover rate	12%	12%	15%	19%	23%

1. November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended November 28, 2014	1.14%
Year Ended November 29, 2013	1.21%
Year Ended November 30, 2012	1.45%
Year Ended November 30, 2011	1.36%
Year Ended November 30, 2010	1.39%

See accompanying Notes to Financial Statements.

22	OPPENHEIMER INTERNATIONAL GROWTH FUND

Class B	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$35.62	$28.89	$25.09	$24.51	$23.14

Income (loss) from investment operations:
Net investment income (loss)[2]	0.08	0.10	0.14	0.01	(0.02)
Net realized and unrealized gain (loss)	(1.04)	6.69	3.66	0.57	1.39

Total from investment operations	(0.96)	6.79	3.80	0.58	1.37

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.06)	0.00	0.00	0.00

Net asset value, end of period	$34.66	$35.62	$28.89	$25.09	$24.51

Total Return, at Net Asset Value[3]	(2.70)%	23.56%	15.15%	2.37%	5.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,058	$31,300	$32,852	$39,319	$55,020

Average net assets (in thousands)	$27,680	$31,491	$35,472	$51,183	$67,453

Ratios to average net assets:[4]
Net investment income (loss)	0.22%	0.30%	0.53%	0.04%	(0.07)%
Total expenses[5]	1.90%	2.04%	2.30%	2.35%	2.41%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.90%	1.98%	2.07%	2.13%	2.13%

Portfolio turnover rate	12%	12%	15%	19%	23%

1. November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended November 28, 2014	1.90%
Year Ended November 29, 2013	2.04%
Year Ended November 30, 2012	2.30%
Year Ended November 30, 2011	2.35%
Year Ended November 30, 2010	2.41%

See accompanying Notes to Financial Statements.

23	OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$35.54	$28.87	$25.07	$24.47	$23.10

Income (loss) from investment operations:
Net investment income (loss)[2]	0.09	0.09	0.14	0.03	(0.01)
Net realized and unrealized gain (loss)	(1.04)	6.71	3.66	0.57	1.38

Total from investment operations	(0.95)	6.80	3.80	0.60	1.37

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.13)	0.00	0.00	0.00[3]

Net asset value, end of period	$34.49	$35.54	$28.87	$25.07	$24.47

Total Return, at Net Asset Value[4]	(2.68)%	23.64%	15.16%	2.45%	5.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$498,041	$368,340	$206,019	$189,147	$196,001

Average net assets (in thousands)	$471,895	$267,686	$194,518	$210,320	$198,031

Ratios to average net assets:[5]
Net investment income (loss)	0.25%	0.29%	0.53%	0.12%	(0.04)%
Total expenses[6]	1.89%	1.93%	2.05%	2.04%	2.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.93%	2.05%	2.04%	2.09%

Portfolio turnover rate	12%	12%	15%	19%	23%

1. November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended November 28, 2014	1.89%
Year Ended November 29, 2013	1.93%
Year Ended November 30, 2012	2.05%
Year Ended November 30, 2011	2.04%
Year Ended November 30, 2010	2.10%

See accompanying Notes to Financial Statements.

24	OPPENHEIMER INTERNATIONAL GROWTH FUND

Class I	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Period Ended November 30, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$37.41	$30.37	$28.71

Income (loss) from investment operations:
Net investment income[3]	0.55	0.44	0.21
Net realized and unrealized gain (loss)	(1.11)	7.08	1.45

Total from investment operations	(0.56)	7.52	1.66

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)	(0.48)	0.00

Net asset value, end of period	$36.43	$37.41	$30.37

Total Return, at Net Asset Value[4]	(1.51)%	25.14%	5.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,763,546	$1,870,890	$108,917

Average net assets (in thousands)	$3,030,734	$961,530	$61,111

Ratios to average net assets:[5]
Net investment income	1.47%	1.28%	1.10%
Total expenses[6]	0.70%	0.72%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.70%	0.72%	0.74%

Portfolio turnover rate	12%	12%	15%

1. November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from March 29, 2012 (inception of offering) to November 30, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended November 28, 2014	0.70%
Year Ended November 29, 2013	0.72%
Period Ended November 30, 2012	0.74%

See accompanying Notes to Financial Statements.

25	OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$36.81	$29.89	$25.98	$25.33	$23.89

Income (loss) from investment operations:
Net investment income[2]	0.28	0.26	0.27	0.17	0.12
Net realized and unrealized gain (loss)	(1.09)	6.92	3.78	0.57	1.43

Total from investment operations	(0.81)	7.18	4.05	0.74	1.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.26)	(0.14)	(0.09)	(0.11)

Net asset value, end of period	$35.80	$36.81	$29.89	$25.98	$25.33

Total Return, at Net Asset Value[3]	(2.19)%	24.23%	15.73%	2.90%	6.53%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$369,630	$272,619	$158,362	$113,905	$100,249

Average net assets (in thousands)	$341,419	$213,038	$137,418	$115,153	$92,184

Ratios to average net assets:[4]
Net investment income	0.74%	0.79%	0.97%	0.60%	0.48%
Total expenses[5]	1.39%	1.45%	1.70%	1.65%	1.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.39%	1.44%	1.57%	1.56%	1.58%

Portfolio turnover rate	12%	12%	15%	19%	23%

1. November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended November 28, 2014	1.39%
Year Ended November 29, 2013	1.45%
Year Ended November 30, 2012	1.70%
Year Ended November 30, 2011	1.65%
Year Ended November 30, 2010	1.73%

See accompanying Notes to Financial Statements.

26	OPPENHEIMER INTERNATIONAL GROWTH FUND

Class Y	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$37 .35	$30 .34	$26 .38	$25 .71	$24 .20

Income (loss) from investment operations:
Net investment income[2]	0 .46	0 .46	0 .48	0 .36	0 .30
Net realized and unrealized gain (loss)	(1 .10)	6 .99	3 .80	0 .58	1 .46

Total from investment operations	(0 .64)	7 .45	4 .28	0 .94	1 .76

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .35)	(0 .44)	(0 .32)	(0 .27)	(0 .25)

Net asset value, end of period	$36 .36	$37 .35	$30 .34	$26 .38	$25 .71

Total Return, at Net Asset Value[3]	(1 .71)%	24 .91%	16 .54%	3 .63%	7 .34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,774,567	$6,691,921	$4,381,526	$2,996,792	$2,436,200

Average net assets (in thousands)	$8,185,239	$5,487,802	$3,865,270	$2,934,647	$2,042,580

Ratios to average net assets:[4]
Net investment income	1 .23%	1 .38%	1 .72%	1 .30%	1 .22%
Total expenses[5]	0 .89%	0 .90%	0 .87%	0 .91%	0 .81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .89%	0 .90%	0 .87%	0 .87%	0 .81%

Portfolio turnover rate	12%	12%	15%	19%	23%

1. November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended November 28, 2014	0.89%
Year Ended November 29, 2013	0.90%
Year Ended November 30, 2012	0.87%
Year Ended November 30, 2011	0.91%
Year Ended November 30, 2010	0.81%

See accompanying Notes to Financial Statements.

27	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS November 28, 2014

1. Organization

Oppenheimer International Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment ompany. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Annual Periods. The last day of the Fund’s fiscal years was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

28	OPPENHEIMER INTERNATIONAL GROWTH FUND

2. Significant Accounting Policies

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption

29	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$193,678,608	$—	$114,800,161	$2,784,692,128

1. As of November 28, 2014, the Fund had $102,690,403 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

30	OPPENHEIMER INTERNATIONAL GROWTH FUND

2. Significant Accounting Policies (Continued)

Expiring
2015	$273,520
2016	496,645
2017	101,920,238

Total	$102,690,403

Of these losses, $770,165 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $385,083 per year.

2. As of November 28, 2014, the Fund had $12,109,758 of post-October losses available to offset future realized capital gains, if any.

3. During the fiscal year ended November 28, 2014, the Fund utilized $25,046,558 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended November 30, 2013, the Fund utilized $189,066,107 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for November 28, 2014. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$2,184,379	$2,184,379

The tax character of distributions paid during the years ended November 30, 2014 and November 30, 2013 was as follows:

	Year Ended November 30, 2014	Year Ended November 30, 2013
Distributions paid from:
Ordinary income	$118,907,176	$97,041,624

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 28, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

31	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$ 15,271,918,527
Federal tax cost of other investments	91,156

Total federal tax cost	$ 15,272,009,683

Gross unrealized appreciation	$ 4,025,245,340
Gross unrealized depreciation	(1,240,553,212)

Net unrealized appreciation	$ 2,784,692,128

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is

32	OPPENHEIMER INTERNATIONAL GROWTH FUND

3. Securities Valuation (Continued)

valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset -backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public

33	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 28, 2014 based on valuation input level:

34	OPPENHEIMER INTERNATIONAL GROWTH FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$955,036,218	$3,382,493,378	$—	$4,337,529,596
Consumer Staples	163,717,414	1,859,050,865	—	2,022,768,279
Energy	—	352,192,573	—	352,192,573
Financials	335,789,457	460,924,210	—	796,713,667
Health Care	—	1,764,086,078	3,351	1,764,089,429
Industrials	—	4,047,637,663	—	4,047,637,663
Information Technology	—	2,750,798,121	—	2,750,798,121
Materials	—	812,634,453	—	812,634,453
Telecommunication Services	—	757,174,666	—	757,174,666
Utilities	—	340,335	—	340,335
Preferred Stock	2,413,362	—	—	2,413,362
Rights, Warrants and Certificates	—	374,883	—	374,883
Investment Company	413,638,127	—	—	413,638,127

Total Assets	$1,870,594,578	$16,187,707,225	$3,351	$18,058,305,154

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 1. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 1*

Assets Table
Investments, at Value:
Common Stocks
Industrials	$(97,869,078)	$97,869,078
Total Assets	$(97,869,078)	$97,869,078

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued

35	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Restricted Securities. As of November 28, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 28, 2014[1]		Year Ended November 29, 2013[1]
	Shares	Amount	Shares	Amount
Class A
Sold	76,004,981	$2,864,128,062	51,768,724	$1,769,356,234
Dividends and/or distributions reinvested	720,768	26,567,499	861,239	26,284,999
Redeemed	(51,290,807)	(1,894,678,253)	(26,901,188)	(915,043,796)
Net increase	25,434,942	$996,017,308	25,728,775	$880,597,437

Class B
Sold	112,990	$4,101,883	126,198	$4,071,308
Dividends and/or distributions reinvested	—	—	2,306	67,418
Redeemed	(326,532)	(11,745,036)	(387,003)	(12,291,778)
Net decrease	(213,542)	$(7,643,153)	(258,499)	$(8,153,052)

36	OPPENHEIMER INTERNATIONAL GROWTH FUND

5. Shares of Beneficial Interest (Continued)

	Year Ended November 28, 2014[1]		Year Ended November 29, 2013[1]
	Shares	Amount	Shares	Amount
Class C
Sold	6,536,084	$234,675,071	4,857,424	$159,499,481
Dividends and/or distributions reinvested	24,999	877,950	25,887	754,864
Redeemed	(2,486,377)	(87,579,584)	(1,655,100)	(53,022,543)
Net increase	4,074,706	$147,973,437	3,228,211	$107,231,802

Class I
Sold	67,253,433	$2,521,562,439	50,523,796	$1,721,553,284
Dividends and/or distributions reinvested	638,347	23,408,173	57,457	1,742,661
Redeemed	(14,593,732)	(539,852,581)	(4,152,101)	(148,465,228)
Net increase	53,298,048	$2,005,118,031	46,429,152	$1,574,830,717

Class R2
Sold	4,873,181	$180,797,348	3,967,959	$132,169,713
Dividends and/or distributions reinvested	39,246	1,424,244	43,745	1,315,000
Redeemed	(1,995,248)	(73,476,400)	(1,903,249)	(63,589,838)
Net increase	2,917,179	$108,745,192	2,108,455	$69,894,875

Class Y
Sold	127,203,620	$4,775,941,720	105,715,256	$3,565,424,574
Dividends and/or distributions reinvested	1,461,059	53,577,048	2,005,215	60,838,229
Redeemed	(66,531,495)	(2,471,411,161)	(72,965,971)	(2,468,075,462)
Net increase	62,133,184	$2,358,107,607	34,754,500	$1,158,187,341

1. November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s reporting period.

2. Effective July 1, 2014 Class N shares were renamed Class R.

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended November 28, 2014 were as follows:

	Purchases	Sales
Investment securities	$7,637,166,382	$2,021,476,629

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

37	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $3 billion	0.67
Next $5 billion	0.65
Over $10 billion	0.63
Over $20 billion	0.61

The Fund’s management fee for the fiscal year ended November 28, 2014 was 0.65% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended November 28, 2014, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$3,049
Payments Made to Retired Trustees	19,072
Accumulated Liability as of November 28, 2014	177,944

38	OPPENHEIMER INTERNATIONAL GROWTH FUND

7. Fees and Other Transactions with Affiliates (Continued)

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the

39	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Fees and Other Transactions with Affiliates (Continued)

Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
November 28, 2014	$937,405	$40,673	$31,393	$81,612	$1,949

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended November 28, 2014, the Manager waived fees and/or reimbursed the Fund $588,783 for IMMF management fees.

    These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer Funds.

40	OPPENHEIMER INTERNATIONAL GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer International Growth Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund, including the statement of investments, as of November 28, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 28, 2014, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund as of November 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
January 9, 2015

41	OPPENHEIMER INTERNATIONAL GROWTH FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

    None of the dividends paid by the Fund during the fiscal year ended November 28, 2014 are eligible for the corporate dividend-received deduction.

    A portion, if any, of the dividends paid by the Fund during the fiscal year ended November 28, 2014 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $362,724,384 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2015, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

    Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended November 28, 2014, the maximum amount allowable but not less than $147,842 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

    The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $24,484,929 of foreign income taxes were paid by the Fund during the fiscal year ended November 28, 2014. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

    Gross income of the maximum amount allowable but not less than $233,301,166 was derived from sources within foreign countries or possessions of the United States.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

42	OPPENHEIMER INTERNATIONAL GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

43	OPPENHEIMER INTERNATIONAL GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited / Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of George Evans and Robert Dunphy, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Adviser and the Fund. Throughout the year, the Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail funds in the foreign large growth category. The Board noted that the Fund’s one-, three-, five- and ten-year performance was better than its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load foreign large growth funds with comparable asset levels and distribution features. The Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding OFI Global’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the

44	OPPENHEIMER INTERNATIONAL GROWTH FUND

independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

45	OPPENHEIMER INTERNATIONAL GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

46	OPPENHEIMER INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and

47	OPPENHEIMER INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS Unaudited / Continued

David K. Downes, Continued	Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 53 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

48	OPPENHEIMER INTERNATIONAL GROWTH FUND

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s

49	OPPENHEIMER INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Joanne Pace, Continued	Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010 – September 2014), Chairman of the Audit Committee (March 2009 – September 2014) and Director/Trustee (December 2008 – September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (June 2007 – December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005 – 2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005 – June 2007); Member, Management Committee of Robeco Investment Management (2001 – 2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004 – 2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994 – January 2005); Managing Director and Head of Fixed Income, CS F irst Boston Investment Management (January 1992 – November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984 – November 1989). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 53 portfolios in the

50	OPPENHEIMER INTERNATIONAL GROWTH FUND

Peter I. Wold, Continued

OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013) Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014-December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

51	OPPENHEIMER INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS Unaudited / Continued

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Evans, Dunphy, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

George R. Evans, Vice President (since 1996) Year of Birth: 1959	CIO Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since July 2004). Director of International Equities of the Sub-Adviser (since July 2004); Director of Equities of the Sub-Adviser (October 2010-December 2012); Vice President of HarbourView Asset Management Corporation (July 1994-November 2001) and Vice President of the Sub-Adviser (October 1993-July 2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Robert B. Dunphy Vice President (since 2012) Year of Birth: 1979	Vice President of the Sub-Adviser (since January 2011); Senior Portfolio Manager (since May 2011); Senior Research Analyst and Assistant Vice President of the Sub-Adviser (May 2009-January 2011), and an Intermediate Research Analyst of the Sub-Adviser (January 2006-May 2009). A portfolio manager of other portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI

52	OPPENHEIMER INTERNATIONAL GROWTH FUND

Arthur S. Gabinet, Continued	Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

53	OPPENHEIMER INTERNATIONAL GROWTH FUND

OPPENHEIMER INTERNATIONAL GROWTH FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

54	OPPENHEIMER INTERNATIONAL GROWTH FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you).We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

55	OPPENHEIMER INTERNATIONAL GROWTH FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2014. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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63	OPPENHEIMER INTERNATIONAL GROWTH FUND

OppenheimerFunds®

The Right Way

to Invest

A Better Website for Investors

We redesigned the OppenheimerFunds investor site

to help you find the information and services you need—

quickly. Visit oppenheimerfunds.com/investors

to see how well the new site will work for you. You can

also visit our website for 24-hour access to account

information and transactions or call us at 800 CALL OPP

(800 225 5677) for 24-hour automated information

and automated transactions. Representatives are also

available Mon–Fri 8am–8pm ET.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $36,400 in fiscal 2014 and $30,800 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $1,012,359 in fiscal 2014 and $749,985 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and reorganization

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,070 in fiscal 2014 and $6,520 in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $337,968 in fiscal 2014 and $581,620 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2)	0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,353,397 in fiscal 2014 and $1,338,125 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/28/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/8/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/8/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	1/8/2015